UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2008

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 16, 2008, the stockholders of SeaChange International, Inc. (“SeaChange”) approved the adoption of an amendment to SeaChange’s Third Amended and Restated 1996 Employee Stock Purchase Plan (the “Plan”) that increases the aggregate number of shares of common stock authorized for issuance under the Plan by 600,000 shares to 2,200,000 shares. For a description of the material features of the Plan, please refer to SeaChange’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting of the Stockholders held on July 16, 2008, a copy of which was filed with the Securities and Exchange Commission on May 30, 2008 (File No. 000-21393).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

	By:	/s/ Kevin M. Bisson
Kevin M. Bisson
Chief Financial Officer, Treasurer, Secretary and Senior Vice President, Finance and Administration

Dated: July 17, 2008